WADE FUND, INC.

                     Suite 2224, 5100 Poplar Avenue
                        Memphis, Tennessee 38137
                   Telephone:  Area Code 901/682-4613

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                 Notice of Annual Meeting of Stockholders
                 ----------------------------------------


To The Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Wade Fund, Inc., (the "Fund") will be held in Suite 2224, 5100 Poplar Avenue, Memphis, Tennessee, on Friday, February 26, 1999, at 11:00 a.m., Central Standard Time, for the following purposes:

1. To elect five directors.

2. To consider and act upon the ratification or rejection of the selection by the Board of Directors of Rhea & Ivy as independent public accountant for the Corporation for the year 1999.

3. To amend the Fund's Fundamental Policies, set forth in the Fund's By-Laws, as required by the Securities and Exchange Commission to include the following:
"The Corporation may not invest in the securities of other investment companies, other than money market funds."

4. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on February 5, 1999, will be entitled to vote at such meeting.


Date:  February 5, 1999                                       Maury Wade, Jr.
                                                              President

IT IS IMORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING IN ORDER TO INSURE THE PRESENCE OF A QUORUM. THEREFORE, UNLESS YOU EXPECT TO BE PRESENT, PLEASE
                                                                       ------
DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY.
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
                                                       February 5, 1999

                                WADE FUND, INC.
                                 Suite 2224
                              5100 Poplar Avenue
                           Memphis, Tennessee 38137
                       Telephone:  Area Code 901/682-4613


                               PROXY STATEMENT
                               ---------------

     This proxy statement has been prepared and is furnished in connection with the solicitation by the management of Wade Fund, Inc., (hereinafter called the Fund), of proxies to be used at the Annual Meeting of Stockholders to be held on February 26, 1999, and at any adjournment thereof. Any proxy given pursuant to such solicitation may be revoked by the stockholder giving it at any time prior to the exercise of the powers conferred by means of a written notice of such revocation delivered to any officer of the Fund, a later dated proxy or by attendance at the meeting. This proxy statement and proxy is being mailed to stockholders on February 12, 1999.

                              VOTING SECURITIES
                              -----------------
     The Fund has one class of stock, Common Stock, of which 18,659 shares are outstanding at the date of this solicitation. All stockholders of record at the close of business on February 5, 1999, shall be entitled to cast one vote upon each matter of business for each share held. On such date the persons owning five percent (5%) or more of the Fund's outstanding stock were Jeannene T. Cathey, Axson Brown Morgan, Charles Grant Wade, Estate of Kate Wade and Maury Wade, Jr.

                            ELECTION OF DIRECTORS
                            ---------------------
     The following table sets forth the names of five nominees for election as directors. Unless specified otherwise, all proxies received pursuant to this solicitation shall be voted for each of said nominees. If for any reason any of the said nominees is not a candidate when the election occurs, it is intended that such proxies will be voted for the other nominees named herein and may be voted for any substituted nominee. The management has no reason to expect that this will occur, however, because all of said nominees have consented to serve. The directors shall be elected to serve until the next annual meeting of stockholders and until their respective successors shall be duly elected and qualified.

                                                       Shares Owned Bene-
                                          Year First   ficially, Directly
                 Principal                 Became      or Indirectly, on
Name             Employment               Director     February 5, 1999

L. Palmer      Owner, L.P. Brown             1961            600
  Brown, III    Enterprises

David L.       DelBrocco and Associates      1995            261  *
 DelBrocco      Certified Public Accountants

Richard D.     Retired, Formerly             1949            900
 Harwood        Vice-President Conwood
                Corporation Snuff
                Manufacturers

Charles Grant  United Air Force              1986            1476
 Wade **        Retired

Maury Wade,    Investment Adviser            1973            1527
  Jr.   **

  * Owned by Mr. DelBrocco as custodian for his daughter, the beneficial ownership of which is disclaimed by Mr. DelBrocco.
 ** Denotes an "interested person" of the Fund as defined in the Investment Company Act of 1940.

    None of the directors or officers of the Fund have ever received any remuneration for services as such because the By-Laws provide that officers and directors shall not be compensated for their services. No remuneration was paid to any director for other services during the fiscal year except as set forth under the heading "Investment Adviser".

                             INVESTMENT ADVISER
                             ------------------

     Wade Fund, Inc., has entered into a management contract with Maury Wade, Jr. doing business as Maury Wade & Company, Suite 2224, 5100 Poplar Avenue, Memphis, Tennessee, 38137. Mr. Wade, Jr. has acted as the Fund's sole investment adviser since July 26, 1973, the date of said contract. The terms of the contract provide that Mr. Wade, Jr. will provide continuous investment supervision with respect to the Fund's portfolio and will recommend investment changes from time to time as they appear desirable in light of the Fund's investment policy. In addition, Mr. Wade, Jr. bears the cost of all sales or rent, executive salaries and executive expenses and the cost of all sales or promotion expenses in connection with the sale of the Fund's stock, whereas the Fund pays all taxes accruing to it, all legal fees and expenses, accounting and auditing fees and the cost of compliance with Federal and State laws relating to the issue and sale of securities. In return for his services, Mr. Wade, Jr. is paid an annual fee equal to three-fourths of one percent (3/4 of 1%) of the net value of the investment assets, payable quarterly at the rate of three-sixteenths of one percent (3/16 of 1%) of the net value of such assets on the last day of each quarter on which the New York Stock Exchange is open. The net value of investment assets is the total value of all assets less the aggregate of net income and net gain realized but undistributed for the year in question and all liabilities. Mr. Wade was paid $4,613.15 for the fiscal year ended December 31, 1996, $5,300.47 for the fiscal year ended December 31, 1997, and $5,300.13 for the fiscal year ended December 31, 1998.

     The contract with Maury Wade, Jr. was initially authorized by action of the Board of Directors constituted as set forth hereinafter on July 26, 1973, and was approved by vote of the majority of the outstanding shares on September 17, 1973. As assignment of the contract will automatically terminate it as of the date of such assignment. In addition, the contract may be terminated by the Board of Directors or by vote of the stockholders holding a majority of the stock of the Fund providing sixty (60) days written notice is given. In the absence of such termination, and in the absence of thirty (30) days written notice of intention not to renew given the Fund by Mr. Wade prior to its expiration, it continues in effect from year to year provided such continuance is approved at least annually either (a) by the Board of Directors of the Fund, including a majority of the directors who are not parties to such contract or agreement or "interested persons" of any such party, or (b) by a vote of the majority of the outstanding shares of the Fund and a majority of the directors who are not parties to such contract or agreement or "interested persons" of any such party. The contract is presently effective until December 31, 1999, by the vote of the Board of Directors including a majority composed as above.

     Maury Wade & Company is a sole proprietorship owned by Mr. Wade, Jr. and is engaged in business as an investment adviser registered under the Investment Advisers Act of 1940. Maury Wade & Company does not act as investment adviser for any other registered investment company and does not underwrite or distribute any investment securities (other than as indicated under this heading in connection with sales and expenses borne with respect to the shares of Wade Fund, Inc.), Mr. Wade being primarily engaged in business as investment adviser for private and institutional funds.

                              PORTFOLIO BROKERAGE
                              -------------------

     During the fiscal years ending December 31, 1996, 1997 and 1998 the Fund's portfolio turnover rate was 0.00%, 4.43% and 0.00% respectively. During the same fiscal years, the Fund paid brokerage fees aggregating $279.67, $511.27 and $19.19 respectively on the purchase and sale of portfolio securities. The selection of brokerage firms with whom to place such transactions is not based upon any formula, method or criteria other than the intention of obtaining reasonable prices and execution and to pay only such commissions as are reasonable in relation to the value of the brokerage services rendered. During the fiscal year ended December 31, 1998, the brokerage firms used were Robinson Humphrey and Merrill Lynch. Other than brokerage services, no other services were furnished to the Fund or its adviser by the brokerage firms used. However, any additional services received from any brokerage firm are those available to all of their customers in the normal course of business and these result in no expense to the Fund nor to any reduction in the adviser's expenses. There is no allocation of business on the basis of such services nor on the basis of any sales efforts of the Fund's shares on the part of any broker. No weight is given any additional services rendered in arriving at the value of the brokerage services rendered. It is the Fund's policy to obtain reasonable prices and execution and to pay only such commissions as are reasonable in relation to the value of brokerage services rendered, and it believes it has always done so in the past. Although there is no arrangement, understanding or specific intention to confine the Fund's brokerage business to any particular firm or firms, it is intended that the practice set forth hereinabove will be continued and, so long as it is felt that reasonable prices and execution are being obtained and that the commissions charged the Fund are reasonable in relation to the value of the brokerage services rendered, that most, if not all, of such business will be placed with firms with which the Fund had done business in the past. The selection of brokers used for portfolio transactions is made by the Fund's President who also acts as its investment adviser. Portfolio changes are determined upon by the President subject to the approval of the Board of Directors. Over-the-counter transactions are place with the primary market maker unless it is believed that a better price or execution is obtainable elsewhere.

                    FUNDAMENTAL POLICIES OF THE FUND
                    --------------------------------

     The Fundamental Policies of the Fund set forth in the Fund's By-Laws include the provision in Article II, Section 3 (d) as follows: "The Corporation may not invest in the securities of other investment companies". Because the Securities and Exchange Commission considers money market funds to be investment companies, it is proposed that said Section of the By-Laws be amended to read:
"The Corporation may not invest in the securities of other investment companies, other than money market funds". Therefore, unless specified otherwise, it is the intention of management to vote all proxies in favor of such amendment.

                      INDEPENDENT PUBLIC ACCOUNTANT
                      -----------------------------

     During the fiscal year 1998, the firm of Rhea & Ivy acted as independent public accountant for the Fund. Said firm has been selected to act as such during 1999 by the unanimous vote of the Board of Directors, and it is desired that this action be ratified by the stockholders. Therefore, unless specified otherwise, it is the intention of management to vote all proxies in favor of such ratification. Should ratification be denied, the Board of Directors would be required to select another independent public accountant subject to the later approval of the stockholders. The Fund does not have an Audit Committee.

                       PROPOSALS OF SECURITY HOLDERS
                       -----------------------------

     Proposals of security holders of Wade Fund, Inc. intended to be presented at the next annual meeting of stockholders (to be held in February, 2000) shall be received at the office of Wade Fund, Inc., not less than ninety (90) days in advance of the date of the mailing of Wade Fund, Inc.'s next proxy statement, which date is estimated to be February 4, 2000. Therefore, any such proposals should be received by Wade Fund, Inc., no later than November 6, 1999. If the date of the next annual meeting is changed by more than thirty (30) calendar days, any such proposals shall be received by Wade Fund, Inc., a reasonable time before the proxy solicitation is made.

                             OTHER MATTERS
                             -------------

     The management does not know of any matter other than those referred to that may come before the meeting. However, if any other matter is properly presented it is intended that all proxies received will be voted in accordance with the judgment of the person or persons voting them.

                         EXPENSE OF SOLICITATION
                         -----------------------

     The cost of the solicitation of the enclosed proxy will be borne by Maury Wade & Company under the terms of the investment advisory contract referred to hereinabove.


               By Order of the Board of Directors



                MAURY WADE, JR.
                President

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[ATTACHMENT -- PROXY CARD]

                            WADE FUND, INC
                    SUITE 2224, 5100 Poplar Avenue
                       Memphis, Tennessee 38137

               Proxy for Annual meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Maury Wade, Jr., and Charles Grant Wade as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Wade Fund, Inc. held on record by the undersigned on February 5, 1999, at the annual meeting of shareholders to be held on February 26, 1999, or any adjournment thereof.

1. ELECTION OF DIRECTORS

   FOR all nominees listed                           WITHHOLD AUTHORITY
   below (except as marked                           to vote for all nominees
   to the contrary below) ______                     listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below:

L. Palmer Brown, III, David L. DelBrocco, Richard D. Harwood, Charles Grant Wade, Maury Wade, Jr.

2. PROPOSAL TO APPROVE THE APPOINTMENT OF RHEA & IVY as the independent public accountants for the Fund

   _____FOR          ____AGAINST           ____ABSTAIN

3. PROPOSAL TO AMEND FUND'S FUNDAMENTAL POLICIES SET FORTH IN THE FUND'S
   BY-LAWS

   _____FOR          ____AGAINST           ____ABSTAIN


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.

Please sign exactly as name appears below.  When shares are held by joint
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tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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DATED:____________________, 1999


___________________________________         _________________________________
Please Mark, Sign, Date and                             SIGNATURE
Return This Proxy Card Promptly
Using The Enclosed Envelope                 _________________________________
                                                SIGNATURE IF HELD JOINTLY
____________________________________